UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2013

Date of reporting period:	8/31/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL NATIONAL MUNI FUND, INC.

ANNUAL REPORT • AUGUST 31, 2013

Fund Type

Municipal Bond

Objective

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

October 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential National Muni Fund, Inc., informative and useful. The report covers performance for the 12-month period that ended August 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential National Muni Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential National Muni Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/13
	One Year	Five Years	Ten Years
Class A	–5.53%	20.51%	44.65%
Class B	–5.67	19.12	41.21
Class C	–6.21	16.86	36.80
Class Z	–5.24	22.04	48.32
Barclays Municipal Bond Index	–3.70	24.75	54.96
Lipper General Municipal Debt Funds Average	–4.94	21.18	43.48

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years
Class A	–7.58%	4.53%	3.28%
Class B	–8.58	4.98	3.46
Class C	–5.36	4.72	3.13
Class Z	–3.50	5.66	3.97
Barclays Municipal Bond Index	–2.21	5.98	4.40
Lipper General Municipal Debt Funds Average	–3.44	5.56	3.59

Average Annual Total Returns (With Sales Charges) as of 8/31/13
	One Year	Five Years	Ten Years
Class A	–9.31%	2.96%	3.34%
Class B	–10.23	3.39	3.51
Class C	–7.12	3.17	3.18
Class Z	–5.24	4.06	4.02

Average Annual Total Returns (Without Sales Charges) as of 8/31/13
	One Year	Five Years	Ten Years
Class A	–5.53%	3.80%	3.76%
Class B	–5.67	3.56	3.51
Class C	–6.21	3.17	3.18
Class Z	–5.24	4.06	4.02

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2003) and the account values at the end of the current fiscal year (August 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables reflect the share class expense structure in effect at the close of the fiscal period.

Prudential National Muni Fund, Inc.	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Z
Maximum initial sales charge	4.00% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	.50%	1%	None

Benchmark Definitions

Barclays Municipal Bond Index

The Barclays Municipal Bond Index (the Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper General Municipal Debt Funds Average

The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 8/31/13
Massachusetts St., Series B, AGC, GO, 5.250%, 09/01/24	1.5%
Denver City & Cnty. Arpt. Rev. Sys., Series A, NATL, 5.000%, 11/15/25	1.5
Anaheim Pub. Fin. Auth. Lease Rev., AGC, Sub. Pub. Impvts. Proj., Series C, 6.000%, 09/01/16	1.0
California St., Var. Purp., GO, 5.000%, 04/01/12	1.0
New York City, Series E, GO, 5.000%, 08/01/17	1.0

Issues are subject to change.

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Distributions and Yields as of 8/31/13
	Total Dividends Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield* at Federal Tax Rates of
			38.8%	43.4%
Class A	$0.56	3.19%	5.21%	5.64%
Class B	0.53	3.06	5.00	5.41
Class C	0.45	2.56	4.18	4.52
Class Z	0.60	3.58	5.85	6.33

*Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Credit Quality* expressed as a percentage of net assets as of 8/31/13
Aaa	3.7%
Aa	32.7
A	42.2
Baa	13.7
Ba	1.2
B	3.0
Less than Caa**	0.0
Not Rated	2.2
Total Investments	98.7
Other assets in excess of liabilities	1.3
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Less than 0.05%

Credit Quality is subject to change.

Prudential National Muni Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential National Muni Fund’s Class A shares declined 5.53% for the 12-months ended August 31, 2013, underperforming the 3.70% decline of the Barclays Municipal Bond Index (the Index) and the 4.94% decline of the Lipper General Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

Municipal securities started the reporting period with strong returns but declined considerably after May 3, 2013, in response to a surprisingly strong labor report indicating an improving economic outlook. In addition, at their June meeting, Federal Reserve (“Fed”) officials suggested that tapering of asset purchases under the Fed’s asset purchase program could begin by year-end.

•

During the fourth quarter of 2012, municipal bonds generated robust results, driven by solid investor demand and limited supply. Municipal bonds continued to offer investors an attractive, higher income alternative in the ultra-low interest rate environment.

•

U.S. budget negotiations were front and center during the final weeks of 2012. And while there was some concern that a budget resolution would reduce the value of municipal bond tax exemption, that fear was not realized. In fact municipal bond tax exemption became more valuable as personal income tax rates for top wage earners increased to 39.6% from 35%. In the first quarter of 2013, municipal securities underperformed U.S. Treasuries as interest rates crept up and technical factors, such as supply and demand, weighed on the market. During late March 2013 and into April, the market was pressured by steady outflows as investors withdrew funds to meet tax obligations.

•

Interest rates rose after Federal Reserve Chair Ben Bernanke indicated in June 2013 that the U.S. central bank might begin reducing purchases under its asset purchase programs. Treasury yields climbed and their prices, which move in the opposite direction of yields, declined. Municipal yields rose at a faster pace than Treasuries as flows out of municipal bond mutual funds accelerated.

•

Municipal fund outflows were further fueled by the news in July 2013 that the City of Detroit had filed for bankruptcy protection. Despite the magnitude of this filing and the impact on the market, the view is that such filings remain the exception, not the rule.

•

Early in the reporting period, investors had responded negatively when all three credit rating agencies had downgraded the general obligation debt of Puerto Rico, which continues to struggle with a weak economy, high debt levels, and large structural budget gaps. A relatively large issuance of Puerto

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Rico Electric Authority debt in August 2013 led to wider spreads and higher yields for all Puerto Rico issuers.

•

June and July are typically large reinvestment months in the municipal market, but the negative credit headlines kept investor capital on the sidelines. In fact municipal yields continued their move higher, especially on the long end. By the end of the reporting period, the relative value provided by higher municipal yields attracted crossover buyers, generally non-traditional buyers such as institutions that would not benefit from municipals’ tax exemption.

•

Issuance declined during the reporting period overall as interest rates rose and the number of refunding deals declined. In a refunding deal, an issuer reduces its interest expense by redeeming outstanding bonds and issuing new bonds at a lower interest rate.

•

In general, state and local governments continued to generate higher revenues through increased tax receipts, which provided for timely balanced budgets. Unfunded pension obligations remain a broader long-term concern.

What types of municipal bonds contributed negatively to the Fund’s performance?

Conditions in the municipal bond market were challenging as sellers outnumbered buyers for the reporting period overall. The Fund maintained a portfolio of tax-exempt bonds drawn from sectors within the municipal market to spread risk and take advantage of potential opportunities.

•	The Fund’s overweight in tobacco bonds detracted from performance. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•	Exposure to hospital bonds also dampened results during the reporting period.

What other factors contributed negatively to performance?

•

The Fund’s overweight in longer-term municipal bonds, versus those in the Index, detracted from performance. As spreads (the difference in yields) between longer-term municipal bonds and intermediate- and shorter-term maturities widened, the prices of longer-term municipal bonds declined.

What factors contributed positively to the Fund’s performance?

•	The Fund benefited from its underweight relative to the Index in municipal securities issued by the city of Detroit.

•

The Fund held futures contracts on U.S. Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a positive impact on performance as interest rates rose during the reporting period.

Prudential National Muni Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2013, at the beginning of the period, and held through the six-month period ended August 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on this page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential National Muni Fund, Inc.		Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$919.40	0.82%	$3.97
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Class B	Actual	$1,000.00	$919.20	1.07%	$5.18
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Class C	Actual	$1,000.00	$916.10	1.57%	$7.58
	Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98

Class Z	Actual	$1,000.00	$921.10	0.57%	$2.76
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential National Muni Fund, Inc.	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended August 31, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.87%	0.82%
B	1.07%	1.07%
C	1.57%	1.57%
Z	0.57%	0.57%

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of August 31, 2013

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 98.6%

Alaska 0.3%
Alaska Student Loan Corp. Ed. Ln. Rev., Series A-2, AMT	AAA(a)	5.000%	06/01/18	2,000	$2,167,560

Arizona 3.2%
Apache Cnty. Indl. Dev. Auth. Poll. Ctl. Rev., Tuscon Elec. Pwr. Co., Series A	Baa2	4.500	03/01/30	1,000	893,440
Arizona Hlth. Facs. Auth. Rev., Banner Hlth., Series D	AA-(a)	5.500	01/01/38	2,500	2,554,850
Arizona St. Ctfs. Part. Dept. Admin., Series A, AGC	A1	5.250	10/01/28	2,000	2,086,580
Phoenix Civic Impt. Corp., Jr. Lien, Series A	Aa2	5.000	07/01/39	5,000	5,034,850
Arpt. Rev. Rfdg., Sr. Lien, AMT	Aa3	5.000	07/01/32	1,500	1,489,050
Pima Cnty. Indl. Dev. Auth., Tucson Elec. Pwr.	Baa2	4.000	09/01/29	2,000	1,685,360
Salt River Proj. Arizona Agric. Impt. & Pwr. Dist. Elec. Sys. Rev., Series A	Aa1	5.000	01/01/39	5,000	5,039,250
Salt Verde Fin. Corp., Sr. Gas Rev.	Baa2	5.000	12/01/32	1,410	1,318,801
Sr. Gas Rev.	Baa2	5.000	12/01/37	3,070	2,804,169

					22,906,350

California 12.6%
Anaheim Pub. Fin. Auth. Lease Rev., AGC, Sr. Pub. Impvts. Proj., Series A	A1	6.000	09/01/24	5,500	6,267,030
Sub. Pub. Impvts. Proj., Series C	A2	6.000	09/01/16	6,690	7,442,357
California Cnty. Tob. Securitization Corp., Tob. Conv. Bonds Asset Bk., Series B	NR	5.100	06/01/28	1,250	1,051,825

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	11

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California Hlth. Facs. Fin. Auth. Rev., Rfdg., Children’s Hosp., Series A	A-(a)	5.250%	11/01/41	2,000	$1,928,640
Scripps Hlth., Series A	Aa3	5.000	11/15/36	1,000	971,830
Stanford Hosp., Series B	Aa3	5.000	11/15/36	3,000	2,899,830
Sutter Hlth., Series D	Aa3	5.250	08/15/31	1,000	1,034,800
California Poll. Ctl. Fin. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	Baa1	5.250	08/01/40	1,250	1,186,150
California St., Infra. & Econ. Dev. Bank Walt Dis. Fam. Musm.	A1	5.250	02/01/38	3,000	3,001,020
California St., FGIC, TCRS, GO	A1	4.750	09/01/23	155	158,019
GO	A1	5.250	11/01/40	1,250	1,267,038
Var. Purp., GO	A1	5.000	10/01/29	2,000	2,054,780
Var. Purp., GO	A1	5.000	09/01/41	4,250	4,218,337
Var. Purp., GO	A1	5.000	10/01/41	1,250	1,240,613
Var. Purp., GO	A1	5.000	04/01/42	7,000	6,947,010
Var. Purp., GO	A1	5.250	04/01/35	1,250	1,280,313
Var. Purp., GO	A1	5.500	11/01/39	1,000	1,043,980
Var. Purp., GO	A1	6.000	03/01/33	1,500	1,688,550
Var. Purp., GO	A1	6.000	04/01/38	3,500	3,871,140
Var. Purp., GO	A1	6.000	11/01/39	2,000	2,229,360
California St. Univ. Rev., Series A	Aa2	5.000	11/01/37	1,250	1,265,800
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth.	A+(a)	5.000	11/01/40	1,600	1,551,344
Sutter Hlth., Series A	Aa3	6.000	08/15/42	3,000	3,299,550
Folsom Cordova Uni. Sch. Dist., Sch. Facs. Impvt. Dist., No. 2, Series A, CABS, GO, NATL	Aa3	4.090(b)	10/01/21	60	43,257
Foothill-De Anza Cmnty. College Dist., GO Series C	Aaa	5.000	08/01/40	1,250	1,273,688
Golden St. Tob. Securitization Corp., Tob. Settlement Rev., CABS Asset Bkd., Series A-2	B3	5.300	06/01/37	5,000	3,513,050

See Notes to Financial Statements.

12

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Golden St. Tob. Securitization Rev., Asset Bkd., Series A-1	B3	4.500%	06/01/27	2,240	$1,881,645
Asset Bkd., Series A-1	B3	5.750	06/01/47	1,000	734,050
CABS Asset Bkd., Series A, AMBAC (Converted to 4.6% on 6/1/10)	A2	4.600	06/01/23	2,000	2,027,140
Enhanced Asset Bkd., Series A	A2	5.000	06/01/45	1,000	914,080
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev., Series A	Baa2	5.250	11/15/19	1,000	1,097,890
Series A	Baa2	5.500	11/15/37	1,000	993,290
Los Angeles Reg. Arpt. Impvt. Corp., Lease Rev., Rfdg., Facs. Laxfuel Corp. LA Int’l., AMT	A(a)	5.000	01/01/32	1,000	957,100
M-S-R Energy Auth., Calif., Series A	A-(a)	6.500	11/01/39	2,000	2,181,400
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., CABS, AMBAC	BBB+(a)	5.810(b)	08/01/25	2,000	1,010,160
Port of Oakland, Rfdg., Sr. Lien Series P, AMT	A2	5.000	05/01/33	1,750	1,659,595
San Diego Cmnty. College Dist., GO, Election 2006	Aa1	5.000	08/01/41	1,500	1,525,440
San Diego Cnty. Regl. Arpt. Auth., Series B, Sr. AMT	A1	5.000	07/01/43	2,000	1,840,360
San Francisco City & Cnty. Airports Commission, 2nd, Series, Series A, AMT	A1	5.250	05/01/33	1,000	1,006,710
Rfdg., Second Series, Series F, AMT	A1	5.000	05/01/28	1,635	1,646,281
Santa Margarita Dana Point Auth. Impt. Rev., Dists. 3, 3A, 4, 4A, Series B, NATL	Baa1	7.250	08/01/14	2,000	2,102,720
Tuolumne Wind Proj. Auth. Calif. Rev., Tuolumne Co. Proj., Series A	A2	5.625	01/01/29	1,000	1,085,360

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	13

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
University Calif. Rev. Gen., Series Q	Aa1	5.000%	05/15/34	1,000	$1,032,650
Series O	Aa1	5.750	05/15/34	750	841,185
Ventura Cnty. Cmnty. College, Election 2002, Series C, GO	Aa2	5.500	08/01/33	2,000	2,194,460

					89,460,827

Colorado 3.0%
Colorado Hlth. Facs. Auth. Rev., Catholic Hlth., Series A	Aa3	5.000	02/01/41	3,000	2,874,690
Denver City & Cnty. Arpt. Rev. Sys., Series A, AMT, Rfdg.	A1	5.250	11/15/22	1,000	1,096,680
Series A, NATL	A1	5.000	11/15/25	10,000	10,337,900
Series B, NATL	A1	5.000	11/15/37	1,000	976,600
Series B, NATL, AMT	A1	5.000	11/15/15	2,500	2,722,875
Platte Riv. Pwr. Auth. Colo. Pwr. Rev., Series HH	Aa2	5.000	06/01/27	1,500	1,660,755
University Colo. Enterprise Sys. Rev., Series A	Aa2	5.375	06/01/32	1,000	1,084,750
University Colo. Hosp. Auth. Rev., Series A	A1	5.000	11/15/42	750	704,010

					21,458,260

Connecticut 0.3%
Connecticut St. Dev. Auth. Rev., Series A, Light & Pwr. Co. Proj., Rfdg.	A3	4.375	09/01/28	1,000	978,990
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Series M	A(a)	5.375	07/01/41	1,250	1,252,675

					2,231,665

District of Columbia 3.6%
Dist. of Columbia, Rev., Kipp. Chrt. Schl.	BBB+(a)	6.000	07/01/43	850	853,986
Kipp. Chrt. Schl.	BBB+(a)	6.000	07/01/48	725	718,649

See Notes to Financial Statements.

14

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

District of Columbia (cont’d.)
District of Columbia, Series E, BHAC, GO	Aa1	5.000%	06/01/28	5,000	$5,190,400
District of Columbia Rev., Assoc. Amer. Med. College, Series A, Rmkt.	A+(a)	4.000	10/01/41	750	600,533
Assoc. Amer. Med. College, Series B	A+(a)	5.000	10/01/41	2,500	2,451,800
Brookings Inst.	Aa3	5.750	10/01/39	5,000	5,192,900
Gallaudet Univ.	A2	5.500	04/01/34	600	613,020
District of Columbia Wtr. & Swr. Auth., Pub. Util. Rev., Series A	Aa2	5.500	10/01/39	2,000	2,058,960
Metropolitan Washington DC Arpt. Auth. Sys., Series A, AMT	A1	5.000	10/01/31	2,500	2,491,050
Series A, AMT	A1	5.250	10/01/27	1,000	1,029,370
Series B, AMT	A1	5.000	10/01/25	3,000	3,123,270
Series C, AMT	A1	5.000	10/01/27	1,000	1,024,340

					25,348,278

Florida 8.9%
Bayside Impt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Series A	NR	6.300	05/01/18	255	247,962
Citizens Ppty. Ins. Corp., High Risk Sr. Secd., High Act-A-1, Series A-1	A2	6.000	06/01/16	1,500	1,690,875
High Risk Sr. Secd., Series A-1	A2	5.250	06/01/17	1,000	1,120,680
Sr. Secd. Coastal, Series A-1	A2	5.000	06/01/19	1,250	1,379,250
Sr. Secd. Series A-1	A2	5.000	06/01/22	1,000	1,070,900
Cityplace Cmnty. Dev. Dist. Rev., Rfdg.	NR	5.000	05/01/26	1,000	1,006,810
Florida St. Brd. Ed. Lottery Rev., Series B	A1	5.000	07/01/23	5,185	5,660,309
Greater Orlando Aviation Auth. Arpt. Facs. Rev., Series A, AGC, AMT	Aa3	5.000	10/01/23	2,240	2,368,083

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	15

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Highlands Cnty. Dev. Dist. Rev., Spl. Assmt.(c)	NR	5.550%	05/01/36	205	$118,381
Highlands Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth., Unrefunded Bal., Series B	Aa3	5.000	11/15/25	1,410	1,476,425
Adventist Hlth./Sunbelt, Rmkt., Series B	Aa3	6.000	11/15/37	2,440	2,699,641
Adventist Hlth., Series B (Pre-refunded Date 11/15/15)(d)	Aa3	5.000	11/15/25	205	224,936
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Series A, AMT, NATL	A1	5.500	10/01/15	1,000	1,004,350
Jacksonville FL. Trans. Rev. Port Auth. Rdfg., AMT	A2	5.000	11/01/38	500	468,045
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Series A, AMT, AGC	A2	5.500	10/01/24	2,665	2,938,349
Series B	A2	5.000	10/01/41	2,500	2,408,600
Series C, AMT, AGC	A2	5.250	10/01/26	5,000	5,199,250
Miami Dade Cnty. Wtr. & Swr. Rev., Rfdg. Sys., Series B, AGC	Aa3	5.250	10/01/22	5,000	5,684,200
North Sumter Cnty. Util. Dependent District, Dist., Wtr. & Swr. Rev.	BBB+(a)	5.750	10/01/43	1,500	1,516,425
Orlando Util. Commn. Sys. Rev., Series A	Aa2	5.250	10/01/39	5,000	5,166,000
Palm Beach Cnty. Arpt. Sys. Rev., Series A, AMT, NATL	A2	5.000	10/01/22	3,065	3,265,206
Series A, AMT, NATL	A2	5.000	10/01/23	2,350	2,464,751
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc.	A2	5.250	10/01/34	750	748,065
South Lake Hosp., Inc., Series A	Baa1	6.250	04/01/39	2,500	2,619,550

See Notes to Financial Statements.

16

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
South Miami Hlth. Facs. Auth. Hosp. Rev., Baptist Hlth. South Fl. Grp.	Aa2	5.000%	08/15/27	3,750	$3,883,575
Tampa Fl. Hlth. Sys. Rev., Baycare Hlth. Sys., Series A	Aa2	5.000	11/15/33	3,000	2,984,670
Tampa-Hillsborough Cnty. Expy. Auth. Rev., Rfdg., Series B	A3	5.000	07/01/42	3,000	2,889,000
West Palm Beach Cmnty. Redev. Agy., Northwood-Pleasant Cmnty. Redev., Tax Allocation Rev.	A(a)	5.000	03/01/35	1,000	932,630

					63,236,918

Georgia 2.1%
Athens Clarke Cnty. Univs., Govt. Wtr. & Swr. Rev.	Aa2	5.625	01/01/33	2,000	2,206,160
Atlanta Arpt. & Marina Rev., Rfdg., Gen., Series C	A1	6.000	01/01/30	3,250	3,594,240
Atlanta Arpt. Rev., Gen., Series B, AMT	A1	5.000	01/01/30	500	496,110
Burke Cnty. Dev. Auth. Poll. Ctl. Rev., Oglethorpe Pwr. Vogtle. Proj., Series B	Baa1	5.500	01/01/33	750	774,427
Forsyth Cnty. Sch. Dist. Dev., GO	Aa1	6.750	07/01/16	385	423,816
Fulton Cnty. Sch. Dist., Rfdg., GO	Aa1	6.375	05/01/17	750	883,500
Gwinnett Cnty. Hosp. Auth. Rev., Gwinnett Hosp. Sys., Series D, AGC	A2	5.500	07/01/41	1,500	1,517,025
Private Colleges & Univs. Auth. Rev., Emory Univ., Series C	Aa2	5.250	09/01/39	5,000	5,165,950

					15,061,228

Guam 0.1%
Guam Govt. Wtrwks. Auth., Wtr. & Wastewtr. Sys. Rev.	Ba2	6.000	07/01/25	500	504,700

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	17

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Hawaii 0.2%
Hawaii Pac. Hlth. Spl. Purp. Rev., Series B	A3	5.750%	07/01/40	500	$509,280
Hawaii St. Dept. Budg. & Fin. Pac. Hlth. Rev., Series A	A3	5.500	07/01/40	1,000	992,980

					1,502,260

Idaho 0.2%
Idaho Hlth. Facs. Auth. Rev., Trinity Hlth. Grp., Series B	Aa2	6.250	12/01/33	1,000	1,123,400

Illinois 9.4%
Chicago Brd. Edu., Rfdg., Dedicated Rev., Series F, GO	A3	5.000	12/01/31	2,500	2,329,675
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Series A, NATL	A2	5.250	01/01/26	6,000	6,197,880
Series B, Rfdg., AMT	A2	5.000	01/01/32	2,000	1,883,060
Series B, Rfdg., NATL	A2	5.250	01/01/15	1,000	1,063,450
Series B-1, XLCA	A2	5.250	01/01/34	1,975	1,987,166
Series C	A2	6.500	01/01/41	1,000	1,154,560
Chicago Rfdg. Proj., Series A, AGC, GO	A2	5.000	01/01/29	5,000	4,718,150
Series A, GO	A3	5.000	01/01/40	2,000	1,790,140
Chicago Trans. Auth. Sales Tax Recpts. Rev.	Aa3	5.250	12/01/40	1,000	1,001,240
Illinois Fin. Auth. Rev., Advocate Healthcare, Series B	Aa2	5.375	04/01/44	2,000	2,016,680
Central DuPage Hlth.,	AA(a)	5.250	11/01/39	2,000	1,997,020
Central DuPage Hlth., Series B	AA(a)	5.500	11/01/39	1,500	1,527,120
Northwestern Mem. Healthcare, Rfdg.	Aa2	5.000	08/15/43	1,000	978,690
Northwestern Mem. Hosp., Series A	Aa2	6.000	08/15/39	1,000	1,095,080
People’s Gas Light & Coke, Rfdg.	A1	4.000	02/01/33	500	421,210

See Notes to Financial Statements.

18

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Illinois Fin. Auth. Rev., (cont’d)
Provena Hlth., Series A	Baa1	6.000%	05/01/28	1,500	$1,566,780
Univ. of Chicago, Series B	Aa1	6.250	07/01/38	5,000	5,461,100
Northwestern Mem. Hosp., Series A (Pre-refunded Date 08/15/14)(d)	NR	5.250	08/15/34	5,000	5,234,450
Illinois Fin. Auth. Student Hsg. Rev., Advancement Fund, Series B	Baa3	5.000	05/01/30	4,000	3,717,200
Illinois St. Sales Tax Rev., Rfdg., Build Illinois Bonds	AAA(a)	5.000	06/15/20	2,000	2,274,920
Rfdg., GO, AGC	A2	5.000	01/01/23	3,000	3,090,060
Illinois St. Toll Hwy. Auth. Rev., Series A	Aa3	5.000	01/01/38	1,000	963,140
Illinois Toll Hwy. Auth. Rev., Series B	Aa3	5.500	01/01/33	2,000	2,110,120
Sr. Priority, Sr. A-1, AGC	Aa3	5.000	01/01/24	5,000	5,388,900
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Series A, NATL, CABS	Baa1	6.220(b)	12/15/34	10,000	2,714,000
Series A, NATL, CABS	Baa1	6.340(b)	06/15/37	7,500	1,698,825
Railsplitter Tob. Settlement Auth. Rev., Series 2010	A-(a)	6.000	06/01/28	2,250	2,419,875

					66,800,491

Indiana 0.5%
Indiana St. Fin. Auth., Private Activity, OH River Brid., Series A, AMT	BBB(a)	5.250	01/01/51	2,000	1,701,880
Indiana St. Fin. Auth., Var. Duke Energy Indl., Series B	A(a)	6.000	08/01/39	1,000	1,069,650
Indianapolis Loc. Pub. Impt. Bd. Bk. Wtr. Wks. Proj., Series A	A2	5.750	01/01/38	1,000	1,041,790

					3,813,320

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	19

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Kansas 1.0%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Hlth.	Aa3	5.750%	11/15/38	1,000	$1,075,210
Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev., Proj., Series A-4, AMT, GNMA, FNMA	Aaa	5.700	12/01/27	325	342,459
Series A, AMT, GNMA, FNMA	Aaa	5.850	12/01/27	320	336,848
Series A-5, AMT, GNMA, FNMA	Aaa	5.750	06/01/27	205	211,265
Wyandotte Cnty. Kansas City Unified Gov. Util. Sys. Rev., Rfdg., Series 2004, AMBAC	A+(a)	5.650	09/01/19	5,000	5,482,350

					7,448,132

Kentucky 0.7%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Hlth. Sys., Series A	Baa2	6.375	06/01/40	3,500	3,609,900
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co. Proj., Series A	Baa1	6.250	06/01/39	500	519,725
Var. Amer. Wtr. Co., Series B	Baa1	5.625	09/01/39	500	497,630

					4,627,255

Louisiana 0.8%
Louisiana Loc. Govt. Environ. Facs. & Cmnty. Dev. Auth., Jefferson Parish, Series A	Aa2	5.375	04/01/31	1,000	1,047,780
Louisiana Pub. Facs. Auth. Hosp. Rev., Franciscan Missionaries	A2	6.750	07/01/39	1,000	1,080,200
Louisiana St. Citizens Pty. Inc., Corp. Assmt. Rev., Rmkt., Series C-2, AGC	A3	6.750	06/01/26	2,000	2,225,160

See Notes to Financial Statements.

20

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Louisiana (cont’d.)
Saint Charles Parish Gulf Zone Opp. Zone Rev., Valero Energy Corp. (Mandatory Put Date 06/01/22)	Baa2	4.000%(e)	12/01/40	1,500	$1,477,170

					5,830,310

Maryland 0.7%
Frederick Cnty. Spl. Oblig., Urbana Cmnty. Dev. Auth. Rev., Series A	A-(a)	5.000	07/01/40	3,000	2,969,190
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth.	A2	6.000	07/01/41	400	424,044
Series A	A2	4.000	07/01/43	1,000	764,480
Maryland St. Indl. Dev. Fin. Auth., Synagro Baltimore, Series A, Rfdg., AMT	NR	5.250	12/01/13	600	605,076

					4,762,790

Massachusetts 5.0%
Boston Indl. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., AMT	Aa3	7.375	05/15/15	390	391,806
Massachusetts Bay Trans. Auth. Rev., Assmt., Series A	Aa1	5.250	07/01/34	2,000	2,114,860
Mass. Sales Tax, Series B, NATL	Aa2	5.500	07/01/27	1,325	1,501,318
Massachusetts Edl. Fin. Auth. Rev., Series B, AMT	AA(a)	5.500	01/01/23	715	754,997
Massachusetts St., Cons. Ln., Series C, AGC, GO	Aa1	5.000	08/01/19	2,000	2,276,280
Massachusetts St., Series B, AGC, GO	Aa1	5.250	09/01/24	9,000	10,466,640
Massachusetts St. Dev. Fin. Agcy. Rev., Series K-6, Partners Healthcare	Aa2	5.375	07/01/41	5,000	5,078,150

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	21

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Massachusetts (cont’d.)
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Harvard Univ., Series A	Aaa	5.500%	11/15/36	3,500	$3,866,450
Tufts Univ., Series M	Aa2	5.500	02/15/28	3,000	3,336,570
Massachusetts St. Port Auth., Series A, AMT	Aa3	5.000	07/01/42	1,000	958,700
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., AMT, NATL	A2	5.000	07/01/32	5,000	4,782,100

					35,527,871

Michigan 1.3%
Detroit Sewer Disp. Rev., Sr. Lien-Rmkt., Ser 2009B, A.G.C.	A2	7.500	07/01/33	1,000	1,079,910
Michigan St. Bldg. Auth. Rev., Rfdg., Facs. Proj., Series I-A	Aa3	5.375	10/15/41	750	757,567
Michigan St. Hosp. Fin. Auth. Rev., McLaren Healthcare	Aa3	5.750	05/15/38	1,000	1,067,240
Michigan St. Strategic Fd. Ltd. Oblig. Rev., Adj. Rfdg., Dow Chemical Rmkt., Series B-1	Baa2	6.250	06/01/14	1,000	1,033,860
Royal Oak Hosp. Fin. Auth. Rev., William Beaumont, Rfdg., Series W	A1	6.000	08/01/39	2,000	2,079,500
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Series A, Rfdg., AMT	A2	5.000	12/01/18	1,500	1,664,520
Series D, Rfdg., AMT	A2	5.000	12/01/28	1,500	1,467,015

					9,149,612

Nebraska 0.8%
Central Plains Energy Proj., Gas Proj. Rev., Proj. #3	A3	5.000	09/01/42	1,250	1,126,538
Lincoln Cnty. Hosp. Auth. Rev., Great Plains Regl., Med. Ctr.	A-(a)	5.000	11/01/42	2,000	1,847,200
Omaha Pub. Pwr. Dist., Series B	Aa2	5.000	02/01/39	2,500	2,541,725

					5,515,463

See Notes to Financial Statements.

22

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Nevada 0.4%
Clark Cnty. Passenger Facs. Charge Rev., Las Vegas McCarran Int’l. Arpt., Series A	A1	5.125%	07/01/34	3,000	$3,054,180

New Jersey 4.6%
Camden Cnty. Impvt. Auth., Cooper Hlth. Sys. Oblig. Group	Baa3	5.750	02/15/42	1,500	1,415,955
Cape May Cnty. Indl. Poll. Ctrl., Fin. Auth. Rev., Atlantic City Elec. Co., Series A, NATL	Baa1	6.800	03/01/21	2,615	3,129,292
Clearview Reg. High Sch. Dist., GO, NATL	Baa1	5.375	08/01/15	595	622,560
Jersey City Sew. Auth., Swr., Rfdg., AMBAC	NR	6.250	01/01/14	1,075	1,092,135
New Jersey Econ., Dev. Auth. Rev., Masonic Charity Fdn. Proj.	A-(a)	5.875	06/01/18	250	250,558
Masonic Charity Fdn. Proj.	A-(a)	6.000	06/01/25	1,150	1,151,035
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp., Rfdg.	A1	6.000	07/01/41	500	559,180
Holy Name Med. Ctr., Rfdg	Baa2	5.000	07/01/25	1,625	1,633,304
RWJ Univ. Hosp.	A2	5.500	07/01/43	1,000	995,560
Virtua Hlth., AGC	AA-(a)	5.500	07/01/38	2,000	2,023,700
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs., Series B, AMBAC, CABS (Converts to 5.150% on 01/01/15)	A3	5.450(b)	01/01/35	3,000	2,689,350
New Jersey St. Tpke. Auth., Tpke. Rev., Series A	A3	5.000	01/01/43	3,000	2,940,960
New Jersey St. Trans. Trust Fund Auth. Rev., Series A	A1	5.500	12/15/23	3,000	3,435,450
Series A	A1	5.875	12/15/38	3,000	3,296,310

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	23

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
New Jersey St. Trans. Trust Fund Auth. Rev. (cont’d.)
Series B	A1	5.500%	06/15/31	1,000	$1,049,620
Rutgers St. Univ. of New Jersey, Series L	Aa3	5.000	05/01/38	1,500	1,541,595
Tob. Settlement Fin. Corp. Rev., Asset Bkd., Series 1A	B1	4.500	06/01/23	3,160	2,827,189
Series 1A	B1	4.625	06/01/26	3,000	2,330,460

					32,984,213

New Mexico 0.1%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Series E, GNMA, FNMA, FHLMC, AMT	AA+(a)	5.500	07/01/35	660	688,083

New York 7.0%
Brooklyn Arena Loc. Dev. Corp., Barclays Ctr. Proj.	Baa3	6.375	07/15/43	750	792,247
Long Island Pwr. Auth. Elec. Sys. Rev., Gen., Series A	Baa1	6.000	05/01/33	1,000	1,089,020
Series A	Baa1	6.250	04/01/33	500	552,535
Series A, BHAC	Aa1	5.500	05/01/33	2,000	2,147,620
Metropolitan Trans. Auth. Rev., Series D	A2	5.250	11/15/40	2,000	2,016,540
Series 2008C	A2	6.500	11/15/28	2,500	2,907,075
Monroe Cnty. Indl. Dev. Agcy. Civic Fac. Rev., Rfdg., Highland Hosp. Rochester	A2	5.000	08/01/22	2,000	2,068,280
New York City, GO Series E	Aa2	5.000	08/01/17	6,000	6,843,780
Series I-1	Aa2	5.250	04/01/28	2,000	2,159,080
New York City Indl. Dev. Agcy. Spl. Facs. Rev., Terminal One Group Assn. Proj., AMT	A3	5.500(e)	01/01/24	1,500	1,612,065

See Notes to Financial Statements.

24

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
New York City Mun. Wtr. Fin. Auth., Rev., Wtr. & Swr., Fiscal 2009, Series A	Aa1	5.750%	06/15/40	1,000	$1,101,990
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Fiscal 2009, Series S-3	Aa3	5.250	01/15/39	1,500	1,586,955
Sub. Series S-1A	Aa3	5.250	07/15/37	3,000	3,081,540
New York City Trans. Fin. Auth. Future Tax Rev., Future Tax Secd. Sub., Series D-1	Aa1	5.000	11/01/38	3,000	3,056,190
New York Liberty Dev. Corp., 4 World Trade Center Proj., Rfdg.	A+(a)	5.750	11/15/51	1,750	1,837,325
7 World Trade Center Proj., Class 1, Rfdg.	Aaa	5.000	09/15/40	1,000	1,008,280
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons., Series B	Aa3	6.000	07/01/14	470	487,376
Mount Sinai Sch. of Medicine, Series A	A3	5.000	07/01/21	1,685	1,868,800
Rochester Inst. Tech., Series A, AMBAC	A1	5.250	07/01/20	2,100	2,415,924
Rochester Inst. Tech., Series A, AMBAC	A1	5.250	07/01/21	2,000	2,286,640
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., New York City Mun. Wtr. Proj.	Aaa	5.000	06/15/34	2,000	2,047,700
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Series B	Aaa	5.500	10/15/23	3,750	4,473,262
Series E	Aaa	6.500	06/15/14	5	5,026
New York St. Local Gov’t. Assist. Corp. Rev., Series E	Aa2	6.000	04/01/14	1,015	1,049,683

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	25

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
Port Auth. of NY & NJ, Spl. Oblig. Rev., JFK Int’l. Air Terminal	Baa3	5.000%	12/01/20	500	$535,075
Suffolk Cnty. Indl. Dev. Agy. Rev., Keyspan-Port Jeferson, AMT	Baa1	5.250	06/01/27	1,000	1,007,960

					50,037,968

North Carolina 2.0%
Charlotte-Mecklenburg Hosp. Auth. Healthcare Sys. Rev., Rfdg., Carolinas, Series A	Aa3	5.000	01/15/43	2,000	1,891,120
North Carolina Eastern Mun. Powr. Agcy., Powr. Sys. Rev., Rfdg., AMBAC	Baa1	6.000	01/01/18	1,000	1,172,580
Series A, ETM(d)	Aaa	6.500	01/01/18	2,635	3,186,031
Series A, NATL, Unrefunded Bal.	Baa1	6.500	01/01/18	1,005	1,198,362
Series C, AGC	A3	6.000	01/01/19	500	552,805
Series A (Pre-refunded Date 01/01/22)(d)	Aaa	6.000	01/01/26	650	807,482
Series A, ETM(d)	Baa1	6.400	01/01/21	1,000	1,183,530
North Carolina Med. Care Commn. Healthcare Facs. Rev., Duke Univ. Hlth. Sys., Series A	Aa2	5.000	06/01/42	3,500	3,390,800
Pitt Cnty. Rev., Mem. Hosp., ETM(d)	Aaa	5.250	12/01/21	1,000	1,050,160

					14,432,870

North Dakota 0.1%
Mclean Cnty. Solid Wste. Facs. Rev., Great River Energy Proj., Series A	Baa1	4.875	07/01/26	1,000	1,007,750

Ohio 4.1%
Akron Bath Copley Joint Twp., Hosp. Dist., Rfdg., Med. Ctr. Akron	A1	5.000	11/15/42	640	605,229

See Notes to Financial Statements.

26

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Ohio (cont’d.)
Buckeye Ohio Tob. Settlement, Asset Bkd. Sr. Turbo, Series A-2	B3	5.125%	06/01/24	5,690	$4,369,806
Series A-2	B3	5.875	06/01/30	3,500	2,526,545
Series A-2	B3	6.500	06/01/47	4,250	3,129,147
Cleveland Arpt. Sys. Rev., Rfdg., Series A	Baa1	5.000	01/01/29	1,000	992,530
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., FHA (Pre-refunded Date 01/01/15)(d)	NR	7.625	01/01/22	1,110	1,203,939
Franklin Cnty. Hosp. Facs. Rev., Ohio Hlth. Corp., Series A	Aa2	5.000	11/15/41	2,000	1,915,340
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	Baa1	5.000	06/01/42	1,250	1,151,688
Hancock Cnty. Hosp. Rev., Rfdg., Blanchard Valley Regl. Hlth. Ctr.	A2	6.250	12/01/34	400	424,124
Hilliard Sch. Dist. Sch. Impvt., CABS, GO, NATL	Aa1	2.380(b)	12/01/19	1,720	1,483,156
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare, Series A	Aa3	6.000	11/15/41	750	809,348
Series A	Aa3	6.500	11/15/37	875	981,794
Middleburg Heights Hosp. Rev. Facs., Rfdg., Southwest Gen.	A2	5.250	08/01/41	800	759,576
Ohio St. Air Quality Dev. Auth. Rev., Poll Ctl. First Energy, Rfdg., Series C	Baa2	5.625	06/01/18	500	553,040
Ohio St. Higher Ed. Facs., Comm., Case Western Resv. Univ., Series B	A1	6.500	10/01/20	750	878,130
Ohio St. Higher Ed. Facs., Comm., Cleveland Clinic Hlth. Sys., Series A-1, GO	Aa2	5.000	01/01/42	2,000	1,926,560
Ohio St. Tpke. Comm., Jr. Lien—Infrastracture Pro., Series A-1	A1	5.000	02/15/48	2,350	2,284,035

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	27

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Ohio (cont’d.)
Ohio St. Wtr. Dev. Auth. Rev., Poll. Ctl. First Energy, Rfdg., Series A (Mandatory Put date 06/01/16)	Baa2	5.875%(e)	06/01/33	500	$540,850
Poll. Ctl. Ln. Fd. Wtr. Quality, Series A	Aaa	5.000	12/01/29	2,150	2,332,449

					28,867,286

Oklahoma 0.4%
Oklahoma St. Dev., Fin. Auth., Rfdg., St. Johns Hlth. Sys.	A2	5.000	02/15/42	1,500	1,449,180
Tulsa Airpts. Impvt. Tr. Gen. Rev., Series A	A3	5.375	06/01/24	1,000	1,029,860

					2,479,040

Oregon 0.5%
Oregon St. Dept. Trans. Hwy. User Tax Rev., Sr. Lien., Series A	Aa1	5.000	11/15/33	3,500	3,651,410

Pennsylvania 3.4%
Berks Cnty. Mun. Auth., Reading Hosp. Med. Center, Series A	Aa3	5.000	11/01/40	2,000	1,883,820
Central Bradford Progress Auth., Guthrie Healthcare Sys.	AA-(a)	5.375	12/01/41	2,700	2,686,149
Erie Parking Auth. Facs. Rev. Gtd., AGC (Pre-refunded Date 09/01/13)(d)	A2	5.000	09/01/26	60	60,008
Geisinger Auth. Hlth. Sys., Series A-1	Aa2	5.125	06/01/41	2,000	1,986,660
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Ctr. Hosp. (Pre-refunded Date 01/01/14)(d)	NR	6.000	01/01/43	2,500	2,548,350

See Notes to Financial Statements.

28

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Pennsylvania (cont’d.)
Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev., Rfdg., Amtrak Proj., Series A, AMT	A1	5.000%	11/01/41	1,000	$930,080
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Rfdg., Colver Proj., Series F, AMBAC, AMT	Ba1	4.625	12/01/18	3,500	3,427,130
Series F, AMBAC, AMT	Ba1	5.000	12/01/15	3,000	3,062,850
Pennsylvania St. Tpke. Commn. Rev., Sr. Lien, Series A	A1	5.000	12/01/42	1,000	970,030
Pennsylvania Tpke. Comm., Series C	A1	5.000	12/01/43	1,225	1,185,947
Philadelphia Arpt. Rev., Rfdg., Series A, AMT	A2	5.000	06/15/27	2,500	2,485,275
Philadelphia, Ser. B, AGC, GO	A2	7.125	07/15/38	1,500	1,664,040
Pittsburgh Urban Redev. Auth., Wtr. & Swr. Sys. Rev., Unrefunded Bal. Rfdg., Series A, NATL	Baa1	6.500	09/01/13	750	750,120
Pittsburgh Wtr. & Swr. Auth. Sys. Rev., Series A, FGIC, ETM(d)	Baa1	6.500	09/01/13	670	670,114

					24,310,573

Puerto Rico 3.1%
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Series A	Ba1	5.750	07/01/37	1,260	918,250
Series A	Ba1	6.000	07/01/47	1,050	759,507
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Rfdg., Series CC	Baa2	5.500	07/01/28	2,500	1,993,825
Series K	Baa3	5.000	07/01/14	2,000	2,012,000
Series J (Pre-refunded Date 07/01/14)(d)	Baa3	5.500	07/01/23	1,320	1,378,067

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	29

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Puerto Rico (cont’d.)
Puerto Rico Comnwlth., Pub. Impvt., Rfdg., Series A, GO	Baa3	5.500%	07/01/39	2,000	$1,455,420
Series C, GO	Baa3	6.000	07/01/39	800	625,536
Puerto Rico Elec. Pwr. Auth. Rev., Rfdg., LIBOR,
Series A	Baa3	6.750	07/01/36	1,000	869,660
Series UU, FGIC	Baa3	0.884(e)	07/01/31	5,000	2,958,800
Series XX	Baa3	5.250	07/01/40	2,000	1,396,040
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Govt. Facs., Rfdg., Series P	Baa3	6.750	07/01/36	1,000	869,660
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Series A	A3	5.500	08/01/42	1,750	1,420,667
First Sub., Series A	A3	5.750	08/01/37	1,600	1,370,928
First Sub., Series A	A3	6.000	08/01/42	2,800	2,485,952
First Sub., Series A-1	A3	5.000	08/01/43	750	560,048
First Sub., Series A-1	A3	5.250	08/01/43	750	583,320
Series C	Aa3	5.250	08/01/40	750	647,632

					22,305,312

Rhode Island 0.3%
Rhode Island Hlth. & Ed. Bldg. Corp. Higher Ed. Facs. Rev., Lifespan Oblig., Series A., AGC	A3	7.000	05/15/39	2,000	2,184,540

South Carolina 1.1%
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Series A	A1	5.125	12/01/43	2,000	1,987,300
Series A	A1	5.500	01/01/38	2,500	2,620,425
Series A	A1	5.750	12/01/43	3,000	3,200,850

					7,808,575

See Notes to Financial Statements.

30

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

South Dakota 0.4%
Ed Enhancement Funding Corp. Rev., Tob., Series B	A-(a)	5.000%	06/01/27	1,000	$1,039,990
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Rfdg., Avera Hlth., Series A	A1	5.000	07/01/42	1,600	1,506,864

					2,546,854

Tennessee 0.8%
Knox Cnty. Tenn. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs., Covenant Hlth. Rev., Rfdg. & Impvt., Series A, CABS	A-(a)	6.010(b)	01/01/35	1,000	282,690
Memphis Shelby Cnty. Arpt. Auth. Rev., Rfdg., Series B, AMT	A3	5.750	07/01/25	1,000	1,067,960
Tennessee Energy Acquisition Corp. Gas Rev., Series C	Baa3	5.000	02/01/18	2,000	2,147,920
Series C	Baa3	5.000	02/01/22	1,000	1,041,900
Series C	Baa3	5.000	02/01/25	1,000	1,008,650

					5,549,120

Texas 9.2%
Austin Elec. Util. Sys. Rev., Rfdg., Series A, AMBAC	A1	5.000	11/15/22	4,610	5,064,454
Austin Tex. Wtr. & Wstewtr. Sys. Rev., Austin Wtr. & Swr., Series A	Aa2	5.125	11/15/29	2,000	2,121,880
Brazos River Auth. Poll. Ctl. Rev., TXU Energy Co. LLC Proj., Series D (Mandatory Put Date 10/01/14)	C	5.400(e)	10/01/29	1,000	129,940
TXU Rmkt., AMT	NR	5.400	05/01/29	1,500	82,500
Central Tex. Regl. Mobility Auth. Rev., Rfdg., Sr. Lien, Series A	Baa2	5.000	01/01/43	500	425,265
Sr. Lien	Baa2	6.000	01/01/41	1,000	985,370

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	31

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Dallas-Fort Worth Int’l. Arpt. Rev., Series A., AMT	A2	5.000%	11/01/45	2,500	$2,236,400
Series E, AMT, Rfdg.	A2	5.000	11/01/35	7,000	6,453,230
Grand Parkway Trans. Corp., 1st Tier Toll Rev., Series A	BBB(a)	5.125	10/01/43	2,000	1,843,400
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev, Children’s Hosp. Proj.	Aa2	5.500	10/01/39	1,500	1,592,685
Harris Cnty. Indl. Dev. Corp., Solid Wste. Disp. Rev., Deer Park Fin. Proj., LP	A2	5.000	02/01/23	750	786,000
Harris Cnty. Metro. Trans. Auth. Rev., Series A	Aa2	5.000	11/01/36	3,000	3,039,960
Houston Arpt. Sys. Rev., Sr. Lien, Series A, Rfdg.	Aa3	5.500	07/01/39	1,000	1,064,470
Sub. Lien, Series A, AMT, Rfdg.	A(a)	5.000	07/01/25	575	596,861
Sub. Lien, Series A, AMT, Rfdg.	A(a)	5.000	07/01/32	1,000	937,270
Sub. Lien, Series B, AMT, Rfdg.	A(a)	5.000	07/01/32	2,000	1,975,840
Houston Util. Sys. Rev., Rfdg., Comb., 1st Lien, Series A, AGC	Aa2	5.250	11/15/33	1,510	1,591,208
Lower Colo. Riv. Auth. Tex. Rev., Rfdg., BHAC	Aa1	5.250	05/15/28	2,000	2,159,960
Rfdg. (Pre-refunded Date 05/15/15)(d)	A1	5.750	05/15/28	2,680	2,923,987
Rfdg. (Pre-refunded Date 05/15/15)(d)	NR	5.750	05/15/28	235	255,548
Unrefunded, Rfdg.	A1	5.750	05/15/28	290	305,796
North Tex. Twy. Auth. Rev., First Tier, Rfdg.	A2	6.000	01/01/38	1,000	1,046,330
First Tier, Rfdg., Series A	A2	5.750	01/01/40	1,500	1,568,865
First Tier, Series A	A2	6.250	01/01/39	1,500	1,605,210

See Notes to Financial Statements.

32

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
North Tex. Twy. Auth. Rev., Second Tier, Rfdg., Series F	A3	5.750%	01/01/38	2,500	$2,594,775
Spl. Projs., Series A	AA(a)	5.500	09/01/41	1,000	1,044,040
Sabine River Auth. Poll Ctl. Rev., TXU Energy Co. LLC Proj., Series B	C	6.150	08/01/22	1,000	60,000
San Antonio Elec. & Gas Sys., Series A (Pre-refunded Date 02/01/16)(d)	Aa1	5.000	02/01/21	5,000	5,522,450
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Hosp. Rev., Rfdg., Scott & White Healthcare Proj.	A1	5.000	08/15/43	1,000	936,690
Texas Mun. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Sr. Lien, Series D	Baa2	5.625	12/15/17	1,765	1,977,771
Var. Sr. Lien, Series B	Baa2	0.883(e)	12/15/26	1,500	1,255,425
Texas Mun. Gas Acquisition & Sply. Corp. III Gas Sply. Rev.	A3	5.000	12/15/32	1,000	902,270
Texas Private Activity Surface Trans. Corp., Sr. Lien LBJ Infrastructure	Baa3	7.000	06/30/40	2,500	2,694,750
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Sys., NATL	Baa1	5.500	11/01/18	2,240	2,243,562
Texas St. Trans. Comm. Tpke. Sys. Rev., First Tier, Series A, Rfdg.	Baa1	5.000	08/15/41	3,000	2,791,050
Texas St. Vets. Hsg. Assistance Proj. Fdg., Series II-A, GO	AA+(a)	5.250	12/01/23	2,500	2,903,475

					65,718,687

Utah 1.1%
Intermountain Power Agcy., Utah Pwr., Supply Rev., Rfdg., Series A, AMBAC	A1	5.000	07/01/17	5,000	5,694,150
Utah St. Transit Auth. Sales Tax Rev., Rfdg.	A1	5.000	06/15/42	2,400	2,378,112

					8,072,262

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	33

Portfolio of Investments

as of August 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Virgin Islands 0.2%
Virgin Islands Pub. Fin. Auth. Rev., Sr. Lien Matching Fund Loan, Note A	Baa2	5.250%	10/01/21	1,500	$1,532,370

Virginia 1.3%
Fairfax Cnty. Indl. Dev. Auth. Rev., Healthcare, Inova Hlth. Sys.	Aa2	5.000	05/15/40	2,000	1,956,580
Prince William Cnty. Indl. Dev. Auth., Rfdg., Novant Hlth. Oblig. Group, Series B	A1	4.000	11/01/46	1,250	951,487
Richmond Met. Auth. Expy. Rev., Rfdg., ETM, FGIC, NATL(d)	Baa1	5.250	07/15/17	2,785	3,078,790
Unrefunded Bal., FGIC, NATL	Baa1	5.250	07/15/17	2,225	2,387,981
Tob. Settlement Fin. Corp. Rev., Asset Bkd., (Pre-refunded Date 06/01/15)(d)	Aaa	5.625	06/01/37	1,000	1,089,650

					9,464,488

Washington 3.4%
Port of Seattle Rev., Rfdg., Intermediate Lien, Series B, AMT	Aa2	5.000	09/01/26	1,115	1,157,169
Series C, AMT	Aa3	5.000	02/01/24	2,500	2,644,625
XLCA	Aa3	5.000	02/01/28	3,000	3,071,220
Skagit Cnty. Skagit Hsp. Dist. No. 1 Rev.	Baa2	5.750	12/01/35	625	626,038
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys. II, NATL	Aa1	5.000	06/01/21	2,665	2,933,579
NATL	Aa1	5.000	06/01/22	2,570	2,829,005
Washington St. Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr.	A2	5.500	07/01/30	1,115	1,115,535
Providence Hlth. & Svcs., Series A	Aa2	5.000	10/01/39	3,500	3,328,640

See Notes to Financial Statements.

34

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Washington (cont’d.)
Providence Hlth. & Svcs., Series A	Aa2	5.000%	10/01/42	1,500	$1,412,400
Seattle Children’s Hospital	Aa3	5.625	10/01/38	1,250	1,318,487
Seattle Children’s Hospital, Series A	Aa3	5.000	10/01/42	2,000	1,897,240
Providence Healthcare, Series A, FGIC (Pre-refunded Date 10/01/16)(d)	Aa2	5.000	10/01/36	85	95,929
Swedish Hlth. Svcs., Series A (Pre-refunded Date 05/15/21)(d)	NR	6.250	11/15/41	1,500	1,877,130

					24,306,997

Wisconsin 0.3%
Wisconsin St. Gen. Rev., Series A, St. Approp.	Aa3	5.750	05/01/33	2,000	2,165,280

Wyoming 0.1%
Campbell Cnty. Solid Wst. Facs. Rev., Basin Elec. Pwr. Coop., Series A	A1	5.750	07/15/39	500	520,921

TOTAL LONG-TERM INVESTMENTS (cost $701,778,185)					702,165,469

SHORT-TERM INVESTMENT 0.1%

Mississippi 0.1%
Mississippi Bus. Fin. Comm. Gulf Opp. Zone Indl. Dev. Rev., Var. Chevron U.S.A., Inc., Proj., Series E, FRDD(f) (cost $400,000)	VMIG1	0.050	09/03/13	400	400,000

TOTAL INVESTMENTS 98.7% (cost $702,178,185; Note 5)					702,565,469
Other assets in excess of liabilities(g) 1.3%					9,260,665

NET ASSETS 100.0%					$711,826,134

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	35

Portfolio of Investments

as of August 31, 2013 continued

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGC—Assured Guaranty Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BABs—Build America Bonds

BHAC—Berkshire Hathaway Assurance Corp.

CABS—Capital Appreciation Bonds

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Co.

FHA—Federal Housing Administration

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

FRDD—Floating Rate Daily Demand Note

GNMA—Government National Mortgage Association

GO—General Obligation

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

NR—Not Rated by Moody’s or Standard & Poor’s

TCRS—Transferable Custodial Receipts

XLCA—XL Capital Assurance

†	The ratings reflected are as of August 31, 2013. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal amount or Notional Amount shown in U.S. dollars unless otherwise stated.
(a)	Standard & Poor’s Rating.
(b)	Represents a zero coupon or step bond. Rate shown reflects the effective yield on August 31, 2013.
(c)	Represents issuer in default on interest payments and/or principal repayment but the security is income producing.
(d)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash and/or U.S. guaranteed obligations.
(e)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2013.
(f)	Floating rate security. The interest rate shown reflects the rate in effect at August 31, 2013.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

36

Open futures contracts outstanding at August 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2013	Unrealized Depreciation(1)
	Short Positions:
71	10 Year U.S. Treasury Notes	Dec. 2013	$8,816,639	$8,823,969	$(7,330)
142	U.S. Long Bonds	Dec. 2013	18,558,334	18,730,688	(172,354)

					$(179,684)

(1)	Cash of $529,000 has been segregated to cover requirement for open futures contracts as of August 31, 2013.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$702,565,469	$—
Other Financial Instruments*
Futures Contracts	(179,684)	—	—

Total	$(179,684)	$702,565,469	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	37

Portfolio of Investments

as of August 31, 2013 continued

The industry classification of portfolio holdings and liabilities shown as a percentage of net assets as of August 31, 2013 was as follows:

Transportation	22.1%
Healthcare	16.1
General Obligation	11.2
Power	10.4
Education	6.3
Special Tax/Assessment District	6.0
Lease Backed Certificate of Participation	5.0
Pre-Refunded	4.6
Water & Sewer	4.2
Tobacco	3.6
Other Muni	3.0
Corporate Backed IDP & PCR	2.6%
Other	1.9
Solid Waste/Resource Recovery	1.0
Tobacco Appropriated	0.4
Housing	0.2
Short-Term Investment	0.1

98.7
Other assets in excess of liabilities	1.3

Net Assets	100.0%

Industry classification is subject to change.

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due to broker— variation margin	$179,684	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

38

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$1,962,969

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$397,083

For the year ended August 31, 2013, the Fund’s average value at trade date for futures short positions was $26,048,277.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	39

Statement of Assets & Liabilities

as of August 31, 2013

Assets
Investments at value:
Unaffiliated investments (cost $702,178,185)	$702,565,469
Cash	2,790,772
Deposit with broker	529,000
Interest receivable	9,255,333
Receivable for Fund shares sold	130,848
Prepaid expenses	10,876

Total assets	715,282,298

Liabilities
Payable for Fund shares reacquired	1,200,180
Payable for investments purchased	995,550
Dividends payable	470,095
Management fee payable	293,365
Accrued expenses	231,646
Distribution fee payable	174,429
Affiliated transfer agent fee payable	34,426
Deferred directors’ fees	33,156
Due to broker—variation margin	23,317

Total liabilities	3,456,164

Net Assets	$711,826,134

Net assets were comprised of:
Common stock, at par	$500,662
Paid-in capital in excess of par	715,190,039

715,690,701
Undistributed net investment income	956,953
Accumulated net realized loss on investment transactions	(5,029,120)
Net unrealized appreciation on investments	207,600

Net assets, August 31, 2013	$711,826,134

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share ($633,369,515 ÷ 44,557,301 shares of common stock issued and outstanding)	$14.21
Maximum sales charge (4.00% of offering price)	0.59

Maximum offering price to public	$14.80

Class B
Net asset value, offering price and redemption price per share ($32,891,208 ÷ 2,307,164 shares of common stock issued and outstanding)	$14.26

Class C
Net asset value, offering price and redemption price per share ($26,278,977 ÷ 1,843,766 shares of common stock issued and outstanding)	$14.25

Class Z
Net asset value, offering price and redemption price per share ($19,286,434 ÷ 1,357,951 shares of common stock issued and outstanding)	$14.20

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	41

Statement of Operations

Year Ended August 31, 2013

Net Income
Income
Interest income	$36,819,091

Expenses
Management fee	3,877,865
Distribution fee—Class A	1,810,632
Distribution fee—Class B	182,271
Distribution fee—Class C	333,473
Transfer agent’s fees and expenses (including affiliated expense of $169,400) (Note 3)	456,000
Custodian’s fees and expenses	139,000
Registration fees	55,000
Shareholders’ reports	46,000
Audit fee	33,000
Legal fees and expenses	26,000
Director’s fees	25,000
Insurance	16,000
Miscellaneous	14,291

Total expenses	7,014,532
Less: Custodian fee credit (Note 1)	(872)

Net expenses	7,013,660

Net investment income	29,805,431

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(288,605)
Futures transactions	1,962,969

1,674,364

Net change in unrealized appreciation (depreciation) on:
Investments	(73,564,340)
Futures	397,083

(73,167,257)

Net loss on investment transactions	(71,492,893)

Net Decrease In Net Assets Resulting From Operations	$(41,687,462)

See Notes to Financial Statements.

42

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$29,805,431	$30,836,778
Net realized gain on investment transactions	1,674,364	966,706
Net change in unrealized appreciation (depreciation) on investments	(73,167,257)	48,350,993

Net increase (decrease) in net assets resulting from operations	(41,687,462)	80,154,477

Dividends from net investment income (Note 1)
Class A	(26,381,829)	(27,933,841)
Class B	(1,238,056)	(1,100,709)
Class C	(962,453)	(850,163)
Class Z	(1,010,813)	(840,904)

	(29,593,151)	(30,725,617)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	50,887,230	51,030,129
Net asset value of shares issued in reinvestment of dividends	23,598,019	24,474,351
Cost of shares reacquired	(126,325,999)	(74,137,495)

Increase (decrease) in net assets from Fund share transactions	(51,840,750)	1,366,985

Total increase (decrease)	(123,121,363)	50,795,845

Net Assets:
Beginning of year	834,947,497	784,151,652

End of year(a)	$711,826,134	$834,947,497

(a) Includes undistributed net investment income of:	$956,953	$1,134,030

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	43

Notes to Financial Statements

Prudential National Muni Fund, Inc. (the “Fund”) is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are

44

valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices,

Prudential National Muni Fund, Inc.	45

Notes to Financial Statements

continued

spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Board of Directors. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in

46

movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily dividends from net investment income and payment is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Prudential National Muni Fund, Inc.	47

Notes to Financial Statements

continued

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers for the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .47% of the Fund’s average daily net assets for the year ended August 31, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2013, PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

48

PIMS has advised the Fund that it received $196,717 in front-end sales charges resulting from sales of Class A shares, for the year ended August 31, 2013. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2013, it received $1,862, $79,520 and $8,920 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2013, were $130,172,196 and $167,013,271, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended August 31, 2013, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $389,357 due to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax

Prudential National Muni Fund, Inc.	49

Notes to Financial Statements

continued

differences. Net investment income, net realized gain on investments and net assets were not affected by this change.

For the year ended August 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $492,853 of ordinary income and $29,100,298 of tax-exempt income. For the year ended August 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $142,857 of ordinary income and $30,582,760 of tax-exempt income.

As of August 31, 2013, the accumulated undistributed earnings on a tax basis were $1,407,862 of tax-exempt income (includes timing difference of $470,095 for dividends payable) and $110,110 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$700,779,180	$28,750,018	$(26,963,729)	$1,786,289

The differences between book basis and tax basis was primarily attributable to differences in the treatment of accreting market discount for book and tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended August 31, 2012 and August 31, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $1,558,000 of its post-enactment losses to offset net taxable gains realized in the fiscal year ended August 31, 2013. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to

50

shareholders until net gains have been realized in excess of such losses. As of August 31, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$1,688,000

Pre-Enactment Losses:
Expiring 2016	$225,000
Expiring 2017	35,000
Expiring 2018	3,328,000
Expiring 2019	1,158,000

$4,746,000

The Fund elected to treat post-October capital losses of approximately $231,000, as having been incurred in the following fiscal year (August 31, 2014).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are subject to a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

Prudential National Muni Fund, Inc.	51

Notes to Financial Statements

continued

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2013:
Shares sold	1,570,273	$24,553,781
Shares issued in reinvestment of dividends	1,359,812	20,951,662
Shares reacquired	(6,104,624)	(93,715,717)

Net increase (decrease) in shares outstanding before conversion	(3,174,539)	(48,210,274)
Shares issued upon conversion from Class B and Class Z	99,678	1,543,544
Shares reacquired upon conversion into Class Z	(30,518)	(471,743)

Net increase (decrease) in shares outstanding	(3,105,379)	$(47,138,473)

Year ended August 31, 2012:
Shares sold	1,642,198	$24,963,288
Shares issued in reinvestment of dividends	1,459,037	22,142,534
Shares reacquired	(4,261,959)	(64,672,291)

Net increase (decrease) in shares outstanding before conversion	(1,160,724)	(17,566,469)
Shares issued upon conversion from Class B and Class Z	273,353	4,100,627
Shares reacquired upon conversion into Class Z	(47,292)	(704,962)

Net increase (decrease) in shares outstanding	(934,663)	$(14,170,804)

Class B
Year ended August 31, 2013:
Shares sold	510,497	$7,984,730
Shares issued in reinvestment of dividends	64,006	988,312
Shares reacquired	(423,317)	(6,469,949)

Net increase (decrease) in shares outstanding before conversion	151,186	2,503,093
Shares reacquired upon conversion into Class A	(99,313)	(1,542,532)

Net increase (decrease) in shares outstanding	51,873	$960,561

Year ended August 31, 2012:
Shares sold	619,740	$9,480,125
Shares issued in reinvestment of dividends	58,940	897,497
Shares reacquired	(142,979)	(2,174,571)

Net increase (decrease) in shares outstanding before conversion	535,701	8,203,051
Shares reacquired upon conversion into Class A	(255,937)	(3,856,718)

Net increase (decrease) in shares outstanding	279,764	$4,346,333

52

Class C	Shares	Amount
Year ended August 31, 2013:
Shares sold	496,520	$7,768,873
Shares issued in reinvestment of dividends	50,981	787,834
Shares reacquired	(801,425)	(12,232,338)

Net increase (decrease) in shares outstanding before conversion	(253,924)	(3,675,631)
Shares reacquired upon conversion into Class Z	(7,255)	(114,825)

Net increase (decrease) in shares outstanding	(261,179)	$(3,790,456)

Year ended August 31, 2012:
Shares sold	673,378	$10,267,569
Shares issued in reinvestment of dividends	45,478	693,069
Shares reacquired	(216,910)	(3,290,417)

Net increase (decrease) in shares outstanding	501,946	$7,670,221

Class Z
Year ended August 31, 2013:
Shares sold	672,843	$10,579,846
Shares issued in reinvestment of dividends	56,491	870,211
Shares reacquired	(911,669)	(13,907,995)

Net increase (decrease) in shares outstanding before conversion	(182,335)	(2,457,938)
Shares issued upon conversion from Class A and Class C	38,769	586,568
Shares reacquired upon conversion into Class A	(69)	(1,012)

Net increase (decrease) in shares outstanding	(143,635)	$(1,872,382)

Year ended August 31, 2012:
Shares sold	415,656	$6,319,147
Shares issued in reinvestment of dividends	48,846	741,251
Shares reacquired	(263,859)	(4,000,216)

Net increase (decrease) in shares outstanding before conversion	200,643	3,060,182
Shares issued upon conversion from Class A	47,324	704,962
Shares reacquired upon conversion into Class A	(16,604)	(243,908)

Net increase (decrease) in shares outstanding	231,363	$3,521,236

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential National Muni Fund, Inc.	53

Notes to Financial Statements

continued

The Fund did not utilize the SCA during the year ended August 31, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

54

Financial Highlights

Class A Shares
	Year Ended August 31,
	2013	2012		2011	2010		2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.60	$14.67		$15.04	$14.42		$14.41
Income (loss) from investment operations:
Net investment income	.57	.58		.61	.60		.60
Net realized and unrealized gain (loss) on investment transactions	(1.40)	.93		(.38)	.62		.01
Total from investment operations	(.83)	1.51		.23	1.22		.61
Less Dividends:
Dividends from net investment income	(.56)	(.58)		(.60)	(.60)		(.60)
Capital Contributions(e):	-	-		-	-	(f)	-
Net asset value, end of year	$14.21	$15.60		$14.67	$15.04		$14.42
Total Return(a):	(5.53)%	10.51%		1.70%	8.65%		4.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$633,370	$743,356		$712,894	$797,627		$774,235
Average net assets (000)	$724,250	$728,734		$730,143	$783,622		$658,247
Ratios to average net assets:
Expenses(b)	.82%	.84%		.84%	.82%		.84%	(c)
Net investment income	3.67%	3.85%		4.20%	4.11%		4.38%
Portfolio turnover rate	16% (d)	30%	(d)	12% (d)	30%	(d)	37%	(d)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to ..25% of the average daily net assets of the Class A shares.

(c) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .82%.

(d) The portfolio turnover rate including variable rate demand notes was 25%, 47%, 27%, 50% and 61% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(e) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

(f) Less than $.005 per share.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	55

Financial Highlights

continued

Class B Shares
	Year Ended August 31,
	2013	2012		2011	2010		2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.64	$14.71		$15.08	$14.46		$14.45
Income (loss) from investment operations:
Net investment income	.53	.54		.57	.57		.57
Net realized and unrealized gain (loss) on investment transactions	(1.38)	.93		(.37)	.62		-	(e)
Total from investment operations	(.85)	1.47		.20	1.19		.57
Less Dividends:
Dividends from net investment income	(.53)	(.54)		(.57)	(.57)		(.56)
Capital Contributions(d):	-	-		-	-	(e)	-
Net asset value, end of year	$14.26	$15.64		$14.71	$15.08		$14.46
Total Return(a):	(5.67)%	10.22%		1.45%	8.37%		4.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,891	$35,275		$29,062	$33,899		$39,395
Average net assets (000)	$36,454	$30,761		$29,821	$35,348		$32,332
Ratios to average net assets:
Expenses	1.07%	1.09%		1.09%	1.07%		1.09%	(b)
Net investment income	3.43%	3.59%		3.95%	3.86%		4.12%
Portfolio turnover rate	16% (c)	30%	(c)	12% (c)	30%	(c)	37%	(c)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.07%.

(c) The portfolio turnover rate including variable rate demand notes was 25%, 47%, 27%, 50% and 61% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(d) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

(e) Less than $.005 per share.

See Notes to Financial Statements.

56

Class C Shares
	Year Ended August 31,
	2013	2012		2011	2010		2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.64	$14.71		$15.08	$14.46		$14.44
Income (loss) from investment operations:
Net investment income	.45	.47		.51	.53		.53
Net realized and unrealized gain (loss) on investment transactions	(1.39)	.93		(.37)	.62		.02
Total from investment operations	(.94)	1.40		.14	1.15		.55
Less Dividends:
Dividends from net investment income	(.45)	(.47)		(.51)	(.53)		(.53)
Capital Contributions(e):	-	-		-	-	(f)	-
Net asset value, end of year	$14.25	$15.64		$14.71	$15.08		$14.46
Total Return(a):	(6.21)%	9.67%		1.03%	8.11%		4.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,279	$32,917		$23,578	$25,131		$20,495
Average net assets (000)	$33,348	$27,680		$22,705	$22,839		$13,974
Ratios to average net assets:
Expenses(b)	1.57%	1.59%		1.50%	1.32%		1.34%	(c)
Net investment income	2.90%	3.09%		3.54%	3.61%		3.88%
Portfolio turnover rate	16% (d)	30%	(d)	12% (d)	30%	(d)	37%	(d)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to ..75% of the average daily net assets of the Class C shares through December 31, 2010.

(c) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.32%.

(d) The portfolio turnover rate including variable rate demand notes was 25%, 47%, 27%, 50% and 61% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(e) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

(f) Less than $.005 per share.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	57

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,
	2013	2012		2011	2010		2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.58	$14.66		$15.03	$14.41		$14.40
Income (loss) from investment operations:
Net investment income	.60	.62		.64	.64		.63
Net realized and unrealized gain (loss) on investment transactions	(1.38)	.92		(.37)	.62		.01
Total from investment operations	(.78)	1.54		.27	1.26		.64
Less Dividends and Distributions:
Dividends from net investment income	(.60)	(.62)		(.64)	(.64)		(.63)
Capital Contributions(d):	-	-		-	-	(e)	-
Net asset value, end of year	$14.20	$15.58		$14.66	$15.03		$14.41
Total Return(a):	(5.24)%	10.73%		1.94%	8.93%		4.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,286	$23,399		$18,618	$13,717		$13,016
Average net assets (000)	$26,027	$20,614		$14,090	$12,616		$7,357
Ratios to average net assets:
Expenses	.57%	.59%		.59%	.57%		.59%	(b)
Net investment income	3.90%	4.09%		4.45%	4.36%		4.62%
Portfolio turnover rate	16% (c)	30%	(c)	12% (c)	30%	(c)	37%	(c)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .57%.

(c) The portfolio turnover rate including variable rate demand notes was 25%, 47%, 27%, 50% and 61% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(d) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

(e) Less than $.005 per share.

See Notes to Financial Statements.

58

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential National Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential National Muni Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2013

Prudential National Muni Fund, Inc.	59

Tax Information

(Unaudited)

During the fiscal year ended August 31, 2013, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.554	$.518	$.439	$.593

In January 2014, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2013.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

60

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential National Muni Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 -December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential National Muni Fund, Inc.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James Quinn, 2013; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 -Present); formerly National Chief (May 2012 -May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential National Muni Fund, Inc.

(1)	The year that each individual became an officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Timothy Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995, M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential National Muni Fund, Inc. (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).1 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper General & Insured Municipal Debt Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, five- and ten-year periods.
•	The Board also noted information provided by PI indicating that the Fund’s performance against its Peer Universe had improved during 2013.
•	The Board noted information provided by PI indicating that the Fund’s net total expenses were only four basis points higher than the median for all funds included in the Peer Group.
•	The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential National Muni Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential National Muni Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL NATIONAL MUNI FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX
CUSIP	74441U105	74441U204	74441U303	74441U402

MF104E    0252503-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2013 and August 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended August 31, 2013. During the fiscal year ended August 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)  (1)     Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     Prudential National Muni Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 21, 2013